Exhibit 99.1

Warren Resources Announces CEO Transition

Lance Peterson Appointed Interim CEO of Warren Resources, Inc. and Dominick D’Alleva Elected Interim Chairman of the Board;

Philip A. Epstein to Pursue Other Opportunities

New York, NY — December 5, 2014 — Warren Resources, Inc. (“Warren” or the “Company”) (NASDAQ: WRES) today announced that, effective immediately, the Board of Directors has appointed Warren Resources Board member, Lance Peterson, as Interim Chief Executive Officer and elected Warren Resources Board member, Dominick D’Alleva, as Interim Chairman of the Board. They will succeed Philip A. Epstein, who notified the Board of his decision to resign from his positions as Chairman and Chief Executive Officer in order to pursue other opportunities.

“Lance has been an active and important contributor to the Warren Board since he joined earlier this year and he is the ideal person to lead the Company forward throughout this leadership transition,” said Mr. D’Alleva. “Lance has a proven track record of success as a CEO and has a deep understanding of our business, operations and strategy, and an appreciation for the hard work and dedication of our employees.  He has more than 30 years of experience in the oil and gas industry and significant expertise in the acquisition, exploration, development and production of domestic onshore crude oil and gas reserves, as well as in the oil development and recovery activities. Since joining our Board upon the successful acquisition of the Marcellus assets of Citrus Energy Corporation, Lance has contributed significantly to our team, and we are confident his years of relevant industry and leadership experience will allow him to seamlessly take on the responsibilities of Interim CEO.”

“I look forward to working alongside the Warren Board and management team during this period of transition, and I believe that we are well positioned to continue to execute on attractive growth opportunities to enhance value for all of our stakeholders, including our stockholders,” said Mr. Peterson.

Mr. Epstein said, “It has been a privilege to lead Warren into a new phase of its development and I wish all of my colleagues great success in the future.  Warren is a strong company and strategically positioned in the market. I am proud of all of Warren’s employees and their dedication to the Company’s future success.”

Mr. D’Alleva continued, “On behalf of the Company, I want to thank Mr. Epstein. We are grateful for his contributions to the Company and are confident that our talented and experienced team of executives and employees will continue to successfully drive the Company’s future operating and financial performance.”

There have been no disagreements with the Board of Directors or with executive management, and Mr. Epstein’s departure is not related to any issues regarding financial disclosures, accounting or legal matters affecting the Company and the strategy of the Company remains intact.

About Lance Peterson

Lance Peterson co-founded Citrus Energy Corporation in 1989 and has served as CEO and President since its formation. Prior to co-founding Citrus Energy Corporation, Mr. Peterson worked in Denver, Colorado as a Reservoir Engineer at Hamilton Brothers Oil Company. Mr. Peterson has overseen the activity and resulting growth of Citrus Energy through asset development in the geographic areas of Mid-Continent, South Texas, Barnett Shale and Marcellus Shale. He has more than 31 years in the oil and gas industry. Mr. Peterson has a B.S. in Geological Engineering from the University of North Dakota (1982).

About Dominick D’Alleva

Dominick D’Alleva has been a director since June 1992 and serves as Lead Director and Chair of the Corporate Governance Committee. He was our Secretary until 2002 and became an independent director thereafter. He serves on the Compensation, Audit and Corporate Governance Committees of the Board. Additionally, from 1995 to the present, he has been a principal with D and D Realty Company, LLC, a privately owned New York limited liability company involved in the acquisition and financing of real estate. From 1986 to 1995, he was engaged in residential New York City real estate for his own account and as general counsel to various real estate acquisition firms, where he negotiated contracts for the acquisition and financing of commercial real estate. From 1983 to 1985, he served as Executive Vice President, Director and General Counsel of Swanton Corporation, which engaged in energy, retail and financial services businesses. From 1980 to 1983 he was Associate Counsel of Damson Oil Corporation. From 1977 to 1980 he was an associate with Simpson, Thatcher & Bartlett specializing in securities and corporate law. Mr. D’Alleva received a Bachelor of Arts degree Summa Cum Laude from Fordham University in 1974 and earned his Juris Doctor degree with honors from Yale University in 1977.

About Warren Resources

Warren Resources, Inc. is an independent energy company engaged in the acquisition, exploration, development and production of domestic oil and natural gas reserves. Warren’s activities are primarily focused on oil in the Wilmington field in the Los Angeles Basin in California, and natural gas in the Marcellus Shale in Pennsylvania and Washakie Basin in Wyoming.

Forward-Looking Statements

Portions of this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. A number of factors may cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release. Warren believes that its expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. Some factors that could cause actual results to differ materially from those in the forward-looking statements, include, but are not limited to: changes in oil and gas prices and hedging activities undertaken in relation thereto; changes in expected levels of oil and gas reserve estimates and production estimates; the inability to drill wells on a substantial portion of our acreage due to insufficient capital, market conditions or other factors; the timing and results of drilling and other development activities; any inability to hold substantial leases; governmental and environmental regulations and permitting requirements and delays; the availability of capital and credit market conditions; unsuccessful exploratory activities; unexpected cost increases; delays in completing production, treatment and transportation facilities; the availability and cost of obtaining equipment and technical personnel; operating hazards; risks associated with the availability of acceptable transportation arrangements; unanticipated operational problems; potential liability for remedial actions under existing or future environmental regulations; changes in tax, environmental and other laws applicable to our business as well as general domestic and international economic and political conditions; concentration of customers; inability to replace reserves as they are produced; climate change; computer security breaches; and factors that may affect our common stock including the numbers of shares subject to registration rights; stock price volatility; anti-takeover measures in our organizational documents; and any failure to make appropriate assumptions or estimates in the preparation of our financial statements or to maintain adequate internal control over financial reporting. All forward-looking statements are made only as of the date hereof and, unless legally required, the Company undertakes no obligation to update any such statements, whether as a result of new information, future events or otherwise. Further information on risks and uncertainties that may affect Warren’s operations and financial performance, and the forward-looking statements made herein, is available in the Company’s filings with the Securities and Exchange Commission (www.sec.gov), including its Annual Report on Form 10-K under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other public filings and press releases.

CONTACT:

Stewart Skelly, CFO

212-697-9660